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Exhibit 10.13(4)

THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of December 31, 2003 by and between FIELDSTONE MORTGAGE COMPANY, a Maryland corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Lender"),

W I T N E S S E T H:

        WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of July 23, 2003 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

        WHEREAS, Borrower and Lender desire to amend the Original Credit Agreement as provided herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

        § 1.1.    Terms Defined in the Original Credit Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

        § 1.2.    Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

          "Amendment" means this Third Amendment to Credit Agreement.

          "Amendment Documents" means, collectively, this Amendment, the Guaranty of New Parent, and the Subordination Agreement of New Parent.

          "Credit Agreement" means the Original Credit Agreement as amended hereby.

          "First Amendment" means the First Amendment to Credit Agreement made as of September 12, 2003.

          "Original Omnibus Certificate" means the Omnibus Certificate dated July 23, 2003 executed and delivered by officers of Borrower pursuant to the Original Credit Agreement.

ARTICLE II.

Amendments to Original Credit Agreement

        § 2.1.    Definitions.    The following definition in Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

          "'Drawdown Termination Date' means the earlier of February 29, 2004, or the day on which the Note first becomes due and payable in full."

        § 2.2.    Loans, Advances, and Investments.    Section 6.6(d) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(d) Advances to Parent; provided that the aggregate amount of such advances outstanding at any time shall not exceed $50,000,000."

ARTICLE III.

Conditions of Effectiveness

        § 3.1.    Effective Date.    This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office,

          (a)   a duly executed counterpart of this Amendment,

          (b)   a duly executed counterpart of the Guaranty of New Parent in the form attached as Annex I to the First Amendment,

          (c)   a duly executed counterpart of the Subordination Agreement of New Parent in the form attached as Annex II to the First Amendment,

          (d)   a duly executed certificate of the president—chief executive officer and secretary of Borrower certifying that (i) the specimen signatures of the officers so authorized which are attached as Exhibit A to such certificate are true and correct, (ii) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect, and (iii) the charter and bylaws of Borrower attached to the Original Omnibus Certificate have not been amended since the date of such Certificate,

          (e)   a duly executed certificate of the president—chief executive officer and secretary of New Parent certifying that (i) the specimen signatures of the duly elected, qualified and acting officers of New Parent, which are attached as Exhibit A to such certificate, are such officers' genuine signatures, (ii) resolutions of the board of directors of New Parent, which are attached as Exhibit B to such certificate, authorizing the execution, delivery, and performance of the Guaranty and the Subordination Agreement and identifying the officers authorized to sign such instrument are in full force and effect, (iii) attached to such certificate as Exhibit C are the Articles of Incorporation of New Parent and all amendments thereto in effect on the date of such certificate, as certified by the Maryland Secretary of State as of a recent date, and (iv) attached to such certificate as Exhibit D are the Bylaws of New Parent and all amendments thereto in effect on the date of such certificate,

          (f)    Opinion of Counsel to New Parent as to the due organization of New Parent and the due authorization, execution, delivery and enforceability of the Guaranty and the Subordination Agreement, and such other matters as Lender may reasonably request, and

          (g)   each other document to be executed and delivered by Borrower pursuant hereto or thereto.

ARTICLE IV.

Representations and Warranties

        § 4.1.    Representations and Warranties of Borrower.    In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

          (a)   The representations and warranties contained in Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

          (b)   Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder;

          (c)   The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

          (d)   When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

          (e)   The audited annual Consolidated financial statements of Borrower dated as of December 31, 2002 and the unaudited monthly Consolidated financial statements of Borrower dated as of October 31, 2003 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Bank. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

ARTICLE V.

Miscellaneous

        § 5.1.    Ratification of Agreement.    The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

        § 5.2.    Survival of Agreements.    All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

        § 5.3.    Loan Documents.    This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

        § 5.4.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        § 5.5.    Counterparts; Fax.    This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FIELDSTONE MORTGAGE COMPANY
By:	/s/ ROBERT G. PARTLOW Name: Robert G. Partlow Title: CFO, SVP
GUARANTY BANK
By:	/s/ JENNY RAY STILWELL Jenny Ray Stilwell Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT
ARTICLE I. Definitions and References
ARTICLE II. Amendments to Original Credit Agreement
ARTICLE III. Conditions of Effectiveness
ARTICLE IV. Representations and Warranties
ARTICLE V. Miscellaneous